Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group


Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Real Estate Securities Portfolio, a series of Scudder Investments VIT Funds, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 19, 2003                                  /s/Richard T. Hale
                                                 ---------------------------
                                                 Richard T. Hale
                                                 Chief Executive Officer
                                                 Real Estate Securities Fund, a
                                                 series of Scudder Investments
                                                 VIT Funds

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                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group


Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Real Estate Securities Portfolio, a series of Scudder Investments VIT Funds, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 19, 2003                                /s/Charles A. Rizzo
                                               ---------------------------------
                                               Charles A. Rizzo
                                               Chief Financial Officer
                                               Real Estate Securities Fund, a
                                               series of Scudder Investments
                                               VIT Funds